EXHIBIT 99.2

THIRD QUARTER 2008

Supplemental Operating and Financial Data

Camden Cedar Hills - Austin, TX
208 Apartment Homes
Currently in Lease-Up

Camden Property Trust
Three Greenway Plaza, Suite 1300
Houston, Texas 77046
Phone: 713-354-2500 Fax: 713-354-2700
www.camdenliving.com

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

Camden Property Trust Announces

Third Quarter 2008 Operating Results

HOUSTON--(BUSINESS WIRE)--October 30, 2008--Camden Property Trust (NYSE:CPT) announced that its funds from operations (“FFO”) for the third quarter of 2008 totaled $0.89 per diluted share or $52.3 million, as compared to $0.91 per diluted share or $56.3 million for the same period in 2007. FFO for the nine months ended September 30, 2008 totaled $2.72 per diluted share or $159.5 million, as compared to $2.71 per diluted share or $170.0 million for the same period in 2007. FFO for the three months ended September 30, 2008 included a $0.04 per diluted share impact from gains on the repurchase of unsecured senior notes, and a $0.02 per diluted share charge for property insurance costs related to Hurricane Ike. (See press release dated September 15, 2008 – “Camden Property Trust Provides Hurricane Ike Update” for additional details). FFO for the nine months ended September 30, 2008 included an $0.08 per diluted share impact from gains on the repurchase of unsecured senior notes, and a $0.02 per diluted share charge for property insurance costs related to Hurricane Ike.

Net Income (“EPS”)

The Company reported net income (“EPS”) of $73.7 million or $1.32 per diluted share for the third quarter of 2008, as compared to $11.9 million or $0.20 per diluted share for the same period in 2007. EPS for the three months ended September 30, 2008 included a $1.20 per diluted share impact from gain on sale of properties including discontinued operations, a $0.04 per diluted share impact from gains on the repurchase of unsecured senior notes, and a $0.02 per diluted share charge for property insurance costs related to Hurricane Ike.

For the nine months ended September 30, 2008, net income totaled $105.9 million or $1.89 per diluted share, as compared to $67.5 million or $1.13 per diluted share for the same period in 2007. EPS for the nine months ended September 30, 2008 included a $1.49 per diluted share impact from gain on sale of properties including discontinued operations, an $0.08 per diluted share impact from gains on the repurchase of unsecured senior notes, and a $0.02 per diluted share charge for property insurance costs related to Hurricane Ike. EPS for the nine months ended September 30, 2007 included a $0.45 per diluted share impact from gain on sale of discontinued operations, net of minority interest.

A reconciliation of net income to FFO is included in the financial tables accompanying this press release.

Same-Property Results

For the 41,011 apartment homes included in consolidated same-property results, third quarter 2008 same-property net operating income (“NOI”) declined 0.3% compared to the third quarter of 2007, with revenues increasing 1.9% and expenses increasing 5.6%. On a sequential basis, third quarter 2008 same-property NOI declined 3.9% compared to the second quarter of 2008, with revenues increasing 1.0% and expenses increasing 9.5% compared to the prior quarter. On a year-to-date basis, 2008 same-property NOI increased 0.5%, with revenue growth of 1.6% and expense growth of 3.4% compared to the same period in 2007. Same-property physical occupancy levels for the portfolio averaged 94.9% during the third quarter of 2008, compared to 94.6% in the third quarter of 2007 and 94.6% in the second quarter of 2008.

The Company defines same-property communities as communities owned and stabilized as of January 1, 2007, excluding properties held for sale and communities under redevelopment. A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

Development Activity

During the third quarter, lease-up was completed at Camden City Centre in Houston, TX, a $51.6 million project that is currently 93% leased. As of September 30, 2008, Camden had four wholly-owned apartment communities which were completed and in lease-up: Camden Royal Oaks in Houston, TX, a $21.0 million project that is currently 95% leased; Camden Potomac Yard in Arlington, VA, a $104.4 million project that is currently 74% leased; Camden Summerfield in Landover, MD, a $62.4 million project that is currently 73% leased; and Camden Orange Court in Orlando, FL, a $45.4 million project that is currently 57% leased. The Company also had two joint venture communities which were completed and in lease-up: Camden College Park in College Park, MD, a $125.4 million joint venture project that is currently 61% leased; and Camden Main & Jamboree in Irvine, CA, a $110.8 million joint venture project that is currently 81% leased.

The Company has three additional communities currently under construction and in lease-up: Camden Dulles Station in Oak Hill, VA, a $77.0 million project that is currently 42% leased; Camden Cedar Hills in Austin, TX, a $27.0 million project that is currently 71% leased; Camden Whispering Oaks in Houston, TX, a $30.0 million project that is currently 61% leased.

Construction began during the third quarter on Camden Travis Street, a $39 million fully-consolidated joint venture development community for which Camden retains a 25% ownership. Camden’s current joint venture development pipeline includes three additional communities which are under construction but have not yet begun leasing. These projects comprise 807 apartment homes with a total budgeted cost of $121.8 million. The Company also has one pre-development joint venture community planned with 319 apartment homes at a total estimated cost of $40.0 million.

Camden’s future development pipeline currently consists of 17 potential developments comprising 5,602 apartment homes and a total estimated cost of $1.45 billion. The future pipeline represents projects in the early phase of development, for which Camden owns the land but has not yet begun construction.

Disposition Activity

During the quarter, the Company disposed of Camden Lakeview, a 476-home apartment community in Irving, TX; Camden Woodview, a 283-home apartment community in Austin, TX; Camden Briar Oaks, a 430-home apartment community in Austin, TX; Camden Arbors, a 358-home apartment community in Westminster, CO; and Camden Place, a 442-home apartment community in Mesquite, TX. The five communities were sold for a total of $115.6 million, resulting in a gain on sale of $65.6 million.

The Company also sold Camden South Congress, a 253-home apartment community in Austin, TX, to the Camden Multifamily Value Add Fund during the quarter. The sales price for the community was $44.2 million, resulting in a gain of approximately $1.8 million on the sale.

Land Held for Sale

At September 30, 2008, the Company had 4.6 acres of undeveloped land in Boca Raton, FL and Dallas, TX classified as held for sale.

Debt & Equity Repurchases

During the third quarter, Camden repurchased and retired $25.5 million of senior unsecured notes, resulting in a $2.4 million gain on early retirement of debt. During the nine months ended September 30, 2008, the Company repurchased and retired a total of $53.3 million of senior unsecured notes, resulting in a $4.7 million gain on early retirement of debt.

No common shares were repurchased during the third quarter of 2008. During the nine months ended September 30, 2008, Camden repurchased 690,400 common shares for a total of $30.0 million. The Company has completed a total of $230.1 million of common share repurchases since January 1, 2007.

Earnings Guidance

Camden’s earnings guidance for 2008 is based on its current and expected views of the apartment market and general economic conditions. Full-year 2008 FFO is expected to be $3.57 to $3.61 per diluted share, and full-year 2008 EPS is expected to be $1.95 to $1.99 per diluted share. The Company’s revised 2008 earnings guidance is based on projections of same-property revenue growth of 1.4% to 1.8%, expense growth of 4.8% to 5.2%, and NOI growth of (0.2)% to (0.6)%. Fourth quarter 2008 earnings guidance is $0.85 to $0.89 per diluted share for FFO and $0.06 to $0.10 per diluted share for EPS. Guidance for EPS excludes potential future gains on the sale of properties. Camden intends to update its earnings guidance to the market on a quarterly basis. A reconciliation of expected net income to expected FFO is included in the financial tables accompanying this press release.

Conference Call

The Company will hold a conference call on Friday, October 31, 2008 at 10:00 a.m. Central Time to review its third quarter 2008 results and discuss its outlook for future performance. To participate in the call, please dial (800) 860-2442 (domestic) or (412) 858-4600 (international) by 9:50 a.m. Central Time and request the Camden Property Trust Third Quarter 2008 Earnings Call, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at www.camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements

In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

About Camden

Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 179 properties containing 62,421 apartment homes across the United States. Upon completion of seven properties under development, the Company’s portfolio will increase to 64,329 apartment homes in 186 properties. Camden was recently named to FORTUNE® Magazine’s list of the “100 Best Companies to Work For.”

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at www.camdenliving.com

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)
	Three Months Ended September 30,				Nine Months Ended September 30,
	2008		2007		2008		2007
Total property revenues (a)	$160,586		$150,921		$469,998		$442,362

EBITDA	84,788		86,762		260,448		262,381

Net income	73,673		11,852		105,882		67,481
Per share - basic	1.33		0.20		1.92		1.15
Per share - diluted	1.32		0.20		1.89		1.13

Income from continuing operations	7,924		8,926		22,894		31,741
per share - basic	0.14		0.15		0.41		0.54
per share - diluted	0.14		0.15		0.41		0.53

Funds from operations	52,283		56,283		159,481		170,014
Per share - diluted	0.89		0.91		2.72		2.71

Dividends per share	0.70		0.69		2.10		2.07
Dividend payout ratio	78.7%		75.8%		77.2%		76.4%

Interest expensed (including discontinued operations)	32,924		27,853		99,163		85,159
Interest capitalized	4,019		6,233		13,642		16,726
Total interest incurred	36,943		34,086		112,805		101,885

Principal amortization	3,130		3,410		9,541		10,472
Preferred dividends & distributions	1,750		1,750		5,250		5,250

Interest expense coverage ratio	2.6	x	3.1	x	2.6	x	3.1	x
Total interest coverage ratio	2.3	x	2.5	x	2.3	x	2.6	x
Fixed charge expense coverage ratio	2.2	x	2.6	x	2.3	x	2.6	x
Total fixed charge coverage ratio	2.0	x	2.2	x	2.0	x	2.2	x

Same property NOI increase (b)	(0.3%)		3.8%		0.5%		5.1%
(# of apartment homes included)	41,011		42,089		41,011		42,089

Gross turnover of apartment homes (annualized)	90%		88%		75%		74%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	78%		80%		65%		67%

					As of September 30,
					2008		2007
Total assets					$4,832,880		$4,908,779
Total debt					$2,823,520		$2,764,192
Common and common equivalent shares, outstanding end of period (c)					58,571		61,615
Share price, end of period					$45.86		$64.25
Preferred units, end of period					$97,925		$97,925
Book equity value, end of period (d)					$1,714,145		$1,830,296
Market equity value, end of period (d)					$2,786,066		$4,058,764

Debt to total market capitalization ratio					50.3%		40.5%

Unencumbered real estate assets (at cost)
to unsecured debt ratio					206%		206%

(a) Excludes discontinued operations.

(b) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2007, excluding properties held for sale and communities under redevelopment.

(c) Includes at September 30, 2008: 55,522 common shares (including 152 common share equivalents related to share awards & options), plus common share equivalents upon the assumed conversion of minority interest units (3,049)

(d) Includes: common shares, preferred and common units, and common share equivalents

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
OPERATING DATA	2008	2007	2008	2007
Property revenues
Rental revenues	$140,062	$133,921	$413,070	$395,569
Other property revenues	20,524	17,000	56,928	46,793
Total property revenues	160,586	150,921	469,998	442,362

Property expenses
Property operating and maintenance	47,925	42,801	128,080	117,564
Real estate taxes	18,045	16,015	53,434	48,255
Total property expenses	65,970	58,816	181,514	165,819

Non-property income
Fee and asset management income	2,350	1,765	6,893	6,571
Interest and other income	1,234	2,008	3,659	5,380
Income (loss) on deferred compensation plans	(10,550)	1,261	(19,730)	8,402
Total non-property income	(6,966)	5,034	(9,178)	20,353

Other expenses
Property management	5,007	4,448	15,188	13,976
Fee and asset management	1,198	971	4,619	3,402
General and administrative	7,513	8,110	23,887	24,076
Interest	32,838	27,599	98,697	84,403
Depreciation and amortization	44,086	41,444	129,349	118,077
Amortization of deferred financing costs	798	905	2,121	2,712
Expense (benefit) on deferred compensation plans	(10,550)	1,261	(19,730)	8,402
Total other expenses	80,890	84,738	254,131	255,048

Income from continuing operations before gain on sale of properties, gain on early retirement of debt, equity in income of joint ventures,
minority interests and income taxes	6,760	12,401	25,175	41,848
Gain on sale of properties, including land	1,823	-	2,929	-
Gain on early retirement of debt	2,440	-	4,738	-
Equity in income (loss) of joint ventures	(261)	(147)	(782)	1,072
Minority interests
Distributions on perpetual preferred units	(1,750)	(1,750)	(5,250)	(5,250)
Income allocated to common units and other minority interests	(1,005)	(1,225)	(3,400)	(3,355)
Income from continuing operations before income taxes	8,007	9,279	23,410	34,315
Income tax expense	(83)	(353)	(516)	(2,574)
Income from continuing operations	7,924	8,926	22,894	31,741
Income from discontinued operations	150	3,145	2,713	9,772
Gain on sale of discontinued operations	65,599	-	80,275	30,976
Income from discontinued operations allocated to common units	-	(219)	-	(5,008)
Net income	$73,673	$11,852	$105,882	$67,481

CONDENSED CONSOLIDATED STATEMENT OF OTHER COMPREHENSIVE INCOME
Net income	$73,673	$11,852	$105,882	$67,481
Other comprehensive income (loss)
Unrealized loss on cash flow hedging activities	(1,570)	-	(1,402)	-
Gain on postretirement obligations	103	-	103	-
Comprehensive income	$72,206	$11,852	$104,583	$67,481

PER SHARE DATA
Net income - basic	$1.33	$0.20	$1.92	$1.15
Net income - diluted	1.32	0.20	1.89	1.13
Income from continuing operations - basic	0.14	0.15	0.41	0.54
Income from continuing operations - diluted	0.14	0.15	0.41	0.53

Weighted average number of common and
common equivalent shares outstanding:
Basic	55,367	58,073	55,228	58,590
Diluted	56,008	58,993	55,889	59,634

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
FUNDS FROM OPERATIONS	2008	2007	2008	2007

Net income	$73,673	$11,852	$105,882	$67,481
Real estate depreciation and amortization from continuing operations	43,191	40,515	126,696	115,741
Real estate depreciation from discontinued operations	68	1,005	1,910	4,789
Adjustments for unconsolidated joint ventures	1,889	1,641	5,143	3,952
Income from continuing operations allocated to common units	884	1,051	3,044	2,835
Income from discontinued operations allocated to common units	-	219	-	5,008
(Gain) loss on sale of operating properties, net of taxes	(1,823)	-	(2,929)	1,184
(Gain) on sale of discontinued operations	(65,599)	-	(80,265)	(30,976)
Funds from operations - diluted	$52,283	$56,283	$159,481	$170,014

PER SHARE DATA
Funds from operations - diluted	$0.89	$0.91	$2.72	$2.71
Cash distributions	0.70	0.69	2.10	2.07

Weighted average number of common and
common equivalent shares outstanding:
FFO - diluted	58,561	61,978	58,572	62,634

PROPERTY DATA
Total operating properties (end of period) (a)	179	187	179	187
Total operating apartment homes in operating properties (end of period) (a)	62,421	64,462	62,421	64,462
Total operating apartment homes (weighted average)	50,877	53,466	51,532	53,329
Total operating apartment homes - excluding discontinued operations (weighted average)	50,231	48,950	49,807	48,274

(a) Includes joint ventures and properties held for sale.

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
	(In thousands)

(Unaudited)	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
	2008	2008	2008	2007	2007
ASSETS
Real estate assets, at cost
Land	$745,085	$755,200	$749,664	$730,548	$714,044
Buildings and improvements	4,442,067	4,474,749	4,435,787	4,316,472	4,215,662
	5,187,152	5,229,949	5,185,451	5,047,020	4,929,706
Accumulated depreciation	(952,883)	(935,640)	(907,643)	(868,074)	(827,944)
Net operating real estate assets	4,234,269	4,294,309	4,277,808	4,178,946	4,101,762
Properties under development, including land	323,300	333,419	358,994	446,664	488,620
Investments in joint ventures	15,663	14,773	12,526	8,466	12,243
Properties held for sale, including land	9,495	36,152	23,299	25,253	73,325
Total real estate assets	4,582,727	4,678,653	4,672,627	4,659,329	4,675,950
Accounts receivable - affiliates	36,868	36,556	36,166	35,940	36,171
Notes receivable
Affiliates	58,240	53,849	52,331	50,358	48,172
Other	8,710	8,710	8,710	11,565	11,565
Other assets, net (a)	111,847	117,599	116,010	126,996	129,810
Cash and cash equivalents	29,517	1,242	947	897	1,207
Restricted cash	4,971	4,687	5,325	5,675	5,904
Total assets	$4,832,880	$4,901,296	$4,892,116	$4,890,760	$4,908,779

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Notes payable
Unsecured	$2,096,285	$2,400,027	$2,351,006	$2,265,319	$2,198,628
Secured	727,235	539,328	559,952	562,776	565,564
Accounts payable and accrued expenses	86,668	77,441	90,779	107,403	110,643
Accrued real estate taxes	40,664	30,664	17,769	24,943	42,151
Other liabilities (b)	124,915	129,471	146,817	136,365	117,317
Distributions payable	42,968	42,965	42,942	42,689	44,180
Total liabilities	3,118,735	3,219,896	3,209,265	3,139,495	3,078,483

Commitments and contingencies

Minority interests
Perpetual preferred units	97,925	97,925	97,925	97,925	97,925
Common units	93,816	96,249	97,416	111,624	104,176
Other minority interests	8,438	8,572	8,537	10,403	10,740
Total minority interests	200,179	202,746	203,878	219,952	212,841

Shareholders' equity
Common shares of beneficial interest	660	660	660	654	654
Additional paid-in capital	2,232,436	2,230,119	2,227,256	2,209,631	2,207,333
Distributions in excess of net income	(238,301)	(272,294)	(250,845)	(227,025)	(269,667)
Employee notes receivable	(298)	(302)	(306)	(1,950)	(1,963)
Treasury shares, at cost	(463,108)	(463,574)	(463,574)	(433,874)	(318,902)
Accumulated other comprehensive loss (c)	(17,423)	(15,955)	(34,218)	(16,123)	-
Total shareholders' equity	1,513,966	1,478,654	1,478,973	1,531,313	1,617,455
Total liabilities and shareholders' equity	$4,832,880	$4,901,296	$4,892,116	$4,890,760	$4,908,779

(a) includes:
net deferred charges of:	$11,388	$9,434	$10,287	$10,811	$10,308
value of in place leases of:	-	-	$62	$258	$703

(b) includes:
deferred revenues of:	$2,940	$2,747	$2,575	$2,459	$2,738
above/below market leases of:	-	-	($6)	($13)	$25
distributions in excess of investments in joint ventures of:	$27,977	$26,022	$25,065	$23,653	$20,867
fair value adjustment of derivative instruments:	$17,423	$15,955	$34,218	$16,123	-

(c) Represents the fair value adjustment of the derivative instruments and gain on post retirement obligations.

CAMDEN					PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT SEPTEMBER 30, 2008 (in apartment homes)

	"Same Property"	Non-"Same Property" (a)	Wholly - Owned	Joint Venture	Stabilized Operating	Completed in Lease-up	Total Operating	Under Construction	Total
D.C. Metro (b)(c)	2,663	1,862	4,525	-	4,525	1,177	5,702	366	6,068
Las Vegas, NV	2,889	1,080	3,969	4,047	8,016	-	8,016	-	8,016
Los Angeles/Orange County, CA (d)	1,770	-	1,770	421	2,191	290	2,481	-	2,481
San Diego/Inland Empire, CA	846	350	1,196	-	1,196	-	1,196	-	1,196
Tampa, FL	4,613	890	5,503	-	5,503	-	5,503	-	5,503
Dallas, TX	4,723	940	5,663	456	6,119	-	6,119	-	6,119
Houston, TX (e)	3,350	1,273	4,623	1,487	6,110	236	6,346	986	7,332
SE Florida	2,520	-	2,520	-	2,520	-	2,520	-	2,520
Charlotte, NC	3,286	288	3,574	-	3,574	-	3,574	-	3,574
Orlando, FL	3,296	-	3,296	-	3,296	261	3,557	-	3,557
Atlanta, GA	3,202	-	3,202	-	3,202	-	3,202	-	3,202
Denver, CO	1,851	-	1,851	320	2,171	-	2,171	-	2,171
Raleigh, NC	2,220	484	2,704	-	2,704	-	2,704	-	2,704
Phoenix, AZ	1,441	-	1,441	992	2,433	-	2,433	-	2,433
Austin, TX (f)	1,645	-	1,645	253	1,898	-	1,898	556	2,454
Other	696	1,066	1,762	3,237	4,999	-	4,999	-	4,999

Total Portfolio	41,011	8,233	49,244	11,213	60,457	1,964	62,421	1,908	64,329

(a) Includes eleven redevelopment properties (4,028 apartment homes).
(b) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.
(c) 508 units completed in lease up in College Park, MD are held through a joint venture investment.
(d) 290 units completed in lease up in Irvine, CA are held through a joint venture investment.
(e) 712 units under construction in Houston, TX are held through joint venture investments, of which 253 units are fully consolidated.
(f) 348 units under construction in Austin, TX are held through a joint venture investment.

THIRD QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION					WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED: (i)

	"Same Property"	Operating	Incl. JVs at		Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	Communities	Communities (g)	Pro Rata % (h)		2008	2008	2008	2007	2007
D.C. Metro	11.0%	15.6%	15.1%		96.5%	96.0%	94.4%	94.2%	95.6%
Las Vegas, NV	6.8%	7.8%	8.9%		95.2%	94.9%	93.9%	93.7%	94.6%
Los Angeles/Orange County, CA	8.1%	6.6%	6.7%		94.4%	94.7%	93.5%	93.9%	94.5%
San Diego/Inland Empire, CA	3.2%	3.7%	3.6%		94.4%	94.6%	94.5%	95.1%	94.3%
Tampa, FL	8.1%	7.8%	7.5%		93.5%	93.4%	93.8%	92.6%	93.3%
Dallas, TX	7.5%	7.1%	7.0%		94.1%	93.7%	92.7%	92.5%	93.5%
Houston, TX	6.6%	8.6%	8.8%		95.0%	95.3%	95.2%	94.6%	95.2%
SE Florida	9.1%	7.5%	7.2%		95.8%	95.4%	94.3%	94.3%	95.4%
Charlotte, NC	8.0%	6.9%	6.6%		94.6%	94.7%	92.9%	93.8%	95.2%
Orlando, FL	6.9%	5.6%	5.4%		95.0%	93.7%	93.9%	92.9%	93.6%
Atlanta, GA	7.3%	6.0%	5.8%		94.7%	94.7%	93.5%	94.1%	95.6%
Denver, CO	4.6%	3.7%	4.0%		96.0%	95.7%	94.5%	95.5%	96.1%
Raleigh, NC	4.7%	4.7%	4.6%		95.0%	94.3%	94.1%	92.5%	93.8%
Phoenix, AZ	3.2%	2.6%	2.8%		92.4%	93.1%	93.2%	93.4%	94.5%
Austin, TX	3.0%	2.8%	2.4%		95.1%	94.4%	94.1%	93.8%	94.3%
Other	1.9%	3.0%	3.6%		95.4%	95.7%	94.8%	94.3%	95.0%

Total Portfolio	100.0%	100.0%	100.0%		94.9%	94.6%	93.9%	93.7%	94.5%

(g) Operating communities include wholly-owned communities and completed communities in lease-up at quarter end and exclude communities sold during the quarter.
(h) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.
(i) Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up, under development, or under redevelopment.

CAMDEN	COMPONENTS OF
	PROPERTY NET OPERATING INCOME
	(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended September 30,			Nine Months Ended September 30,
Property Revenues	Homes	2008	2007	Change	2008	2007	Change
"Same Property" Communities (a)	41,011	$127,865	$125,429	$2,436	$378,611	$372,680	$5,931
Non-"Same Property" Communities (b)	4,205	15,293	12,329	2,964	44,282	31,660	12,622
Development and Lease-Up Communities (c)	2,267	3,640	393	3,247	6,476	1,006	5,470
Redevelopment Communities (d)	4,028	11,903	10,628	1,275	34,219	31,668	2,551
Dispositions / Other (e)	-	1,885	2,142	(257)	6,410	5,348	1,062
Total Property Revenues	51,511	$160,586	$150,921	$9,665	$469,998	$442,362	$27,636

Property Expenses
"Same Property" Communities (a)	41,011	$51,000	$48,308	$2,692	$143,127	$138,441	$4,686
Non-"Same Property" Communities (b)	4,205	5,514	4,416	1,098	15,632	10,726	4,906
Development and Lease-Up Communities (c)	2,267	2,336	375	1,961	4,910	1,114	3,796
Redevelopment Communities (d)	4,028	4,784	4,469	315	13,748	12,714	1,034
Dispositions / Other (e)	-	2,336	1,248	1,088	4,097	2,824	1,273
Total Property Expenses	51,511	$65,970	$58,816	$7,154	$181,514	$165,819	$15,695

Property Net Operating Income
"Same Property" Communities (a)	41,011	$76,865	$77,121	($256)	$235,484	$234,239	$1,245
Non-"Same Property" Communities (b)	4,205	9,779	7,913	1,866	28,650	20,934	7,716
Development and Lease-Up Communities (c)	2,267	1,304	18	1,286	1,566	(108)	1,674
Redevelopment Communities (d)	4,028	7,119	6,159	960	20,471	18,954	1,517
Dispositions / Other (e)	-	(451)	894	(1,345)	2,313	2,524	(211)
Total Property Net Operating Income	51,511	$94,616	$92,105	$2,511	$288,484	$276,543	$11,941

Income from Discontinued Operations (f)		Three Months Ended September 30,			Nine Months Ended September 30,
		2008	2007		2008	2007
Property Revenues		$1,487	$9,039		$11,035	$30,033
Property Expenses		1,181	4,626		5,929	14,692
Property Net Operating Income		306	4,413		5,106	15,341
Interest		(86)	(254)		(466)	(756)
Depreciation and Amortization		(70)	(1,014)		(1,927)	(4,813)
Income from Discontinued Operations Allocated to Common Units		-	(219)		-	(5,008)
Gain on sale of discontinued operations		65,599	-		80,275	30,976
Income from Discontinued Operations		$65,749	$2,926		$82,988	$35,740

Notes:
(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2007, excluding properties held for sale.
(b)	Non-"Same Property" Communities are stabilized communities acquired or developed by the Company after January 1, 2007, excluding properties held for sale.
(c)	Development and Lease-Up Communities are non-stabilized communities developed or acquired by the Company after January 1, 2007, excluding properties held for sale.
(d)	Redevelopment Communities are non-stabilized communities redeveloped by the Company after January 1, 2007, excluding properties held for sale.
(e)

Disposition Communities include those communities disposed of by the Company which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental properties. "Other" property revenues includes the amortization of above and below market leases of communities acquired during 2007.

(f)	Represents operating results for communities disposed of during 2007 and 2008 or held for sale at September 30, 2008, of which Camden has, or expects to have, no continuing involvement.

			"SAME PROPERTY"
CAMDEN				THIRD QUARTER COMPARISONS
				September 30, 2008
				(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	3Q08	3Q07	Growth	3Q08	3Q07	Growth	3Q08	3Q07	Growth

D.C. Metro	$12,193	$12,010	1.5%	$3,738	$3,362	11.2%	$8,455	$8,648	(2.2%)
Las Vegas, NV	8,192	8,002	2.4%	2,996	2,844	5.3%	5,196	5,158	0.7%
Los Angeles/Orange County, CA	9,103	8,971	1.5%	2,852	2,793	2.1%	6,251	6,178	1.2%
San Diego/Inland Empire, CA	4,021	3,947	1.9%	1,561	1,499	4.1%	2,460	2,448	0.5%
Tampa, FL	12,060	11,988	0.6%	5,803	5,508	5.4%	6,257	6,480	(3.4%)
Dallas, TX	11,347	10,831	4.8%	5,609	5,343	5.0%	5,738	5,488	4.6%
Houston, TX	8,749	8,325	5.1%	3,700	3,581	3.3%	5,049	4,744	6.4%
SE Florida	11,628	11,698	(0.6%)	4,620	4,388	5.3%	7,008	7,310	(4.1%)
Charlotte, NC	9,876	9,728	1.5%	3,742	3,513	6.5%	6,134	6,215	(1.3%)
Orlando, FL	9,088	9,199	(1.2%)	3,788	3,694	2.5%	5,300	5,505	(3.7%)
Atlanta, GA	9,400	9,141	2.8%	3,749	3,533	6.1%	5,651	5,608	0.8%
Denver, CO	5,536	5,355	3.4%	1,984	1,815	9.3%	3,552	3,540	0.3%
Raleigh, NC	5,843	5,629	3.8%	2,234	2,128	5.0%	3,609	3,501	3.1%
Phoenix, AZ	4,069	4,114	(1.1%)	1,583	1,475	7.3%	2,486	2,639	(5.8%)
Austin, TX	4,487	4,347	3.2%	2,202	2,014	9.3%	2,285	2,333	(2.1%)
Other	2,273	2,144	6.0%	839	818	2.6%	1,434	1,326	8.1%

Total Same Property	$127,865	$125,429	1.9%	$51,000	$48,308	5.6%	$76,865	$77,121	(0.3%)

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	3Q08	3Q07	Change	3Q08	3Q07	Change

D.C. Metro	2,663		11.0%	97.1%	95.6%	1.5%	$1,460	$1,457	0.2%
Las Vegas, NV	2,889		6.8%	95.2%	94.4%	0.8%	862	873	(1.3%)
Los Angeles/Orange County, CA	1,770		8.1%	94.6%	94.5%	0.1%	1,662	1,654	0.5%
San Diego/Inland Empire, CA	846		3.2%	95.0%	94.3%	0.7%	1,530	1,532	(0.1%)
Tampa, FL	4,613		8.1%	94.0%	93.7%	0.3%	782	817	(4.4%)
Dallas, TX	4,723		7.5%	94.0%	93.3%	0.7%	727	714	1.9%
Houston, TX	3,350		6.6%	95.0%	94.9%	0.1%	820	789	3.9%
SE Florida	2,520		9.1%	95.8%	95.4%	0.4%	1,451	1,474	(1.6%)
Charlotte, NC	3,286		8.0%	94.6%	95.4%	(0.8%)	921	932	(1.2%)
Orlando, FL	3,296		6.9%	95.0%	93.6%	1.4%	877	907	(3.3%)
Atlanta, GA	3,202		7.3%	94.7%	95.6%	(0.9%)	912	906	0.6%
Denver, CO	1,851		4.6%	96.0%	96.0%	0.0%	916	891	2.8%
Raleigh, NC	2,220		4.7%	94.8%	93.8%	1.0%	783	785	(0.3%)
Phoenix, AZ	1,441		3.2%	92.2%	94.1%	(1.9%)	883	926	(4.7%)
Austin, TX	1,645		3.0%	95.7%	95.5%	0.2%	813	805	1.0%
Other	696		1.9%	95.8%	94.6%	1.2%	993	974	1.9%

Total Same Property	41,011		100.0%	94.9%	94.6%	0.3%	$966	$971	(0.5%)

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2007, excluding properties held for sale and communities under redevelopment.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

	"SAME PROPERTY"
CAMDEN	SEQUENTIAL QUARTER COMPARISONS
	September 30, 2008
	(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	3Q08	2Q08	Growth	3Q08	2Q08	Growth	3Q08	2Q08	Growth

D.C. Metro	$12,193	$12,036	1.3%	$3,738	$3,420	9.3%	$8,455	$8,616	(1.9%)
Las Vegas, NV	8,192	8,049	1.8%	2,996	2,642	13.4%	5,196	5,407	(3.9%)
Los Angeles/Orange County, CA	9,103	9,120	(0.2%)	2,852	2,610	9.3%	6,251	6,510	(4.0%)
San Diego/Inland Empire, CA	4,021	3,941	2.0%	1,561	1,478	5.6%	2,460	2,463	(0.1%)
Tampa, FL	12,060	11,968	0.8%	5,803	5,265	10.2%	6,257	6,703	(6.7%)
Dallas, TX	11,347	11,071	2.5%	5,609	5,051	11.0%	5,738	6,020	(4.7%)
Houston, TX	8,749	8,662	1.0%	3,700	3,452	7.2%	5,049	5,210	(3.1%)
SE Florida	11,628	11,631	(0.0%)	4,620	4,451	3.8%	7,008	7,180	(2.4%)
Charlotte, NC	9,876	9,796	0.8%	3,742	3,520	6.3%	6,134	6,276	(2.3%)
Orlando, FL	9,088	9,038	0.6%	3,788	3,317	14.2%	5,300	5,721	(7.4%)
Atlanta, GA	9,400	9,276	1.3%	3,749	3,474	7.9%	5,651	5,802	(2.6%)
Denver, CO	5,536	5,489	0.9%	1,984	1,723	15.1%	3,552	3,766	(5.7%)
Raleigh, NC	5,843	5,788	1.0%	2,234	2,075	7.7%	3,609	3,713	(2.8%)
Phoenix, AZ	4,069	4,093	(0.6%)	1,583	1,385	14.3%	2,486	2,708	(8.2%)
Austin, TX	4,487	4,412	1.7%	2,202	1,977	11.4%	2,285	2,435	(6.2%)
Other	2,273	2,169	4.8%	839	719	16.7%	1,434	1,450	(1.1%)

Total Same Property	$127,865	$126,539	1.0%	$51,000	$46,559	9.5%	$76,865	$79,980	(3.9%)

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	3Q08	2Q08	Change	3Q08	2Q08	Change

D.C. Metro	2,663		11.0%	97.1%	96.1%	1.0%	$1,460	$1,453	0.5%
Las Vegas, NV	2,889		6.8%	95.2%	94.8%	0.4%	862	863	(0.1%)
Los Angeles/Orange County, CA	1,770		8.1%	94.6%	95.0%	(0.4%)	1,662	1,660	0.1%
San Diego/Inland Empire, CA	846		3.2%	95.0%	94.6%	0.4%	1,530	1,521	0.6%
Tampa, FL	4,613		8.1%	94.0%	93.8%	0.2%	782	791	(1.1%)
Dallas, TX	4,723		7.5%	94.0%	93.6%	0.4%	727	721	0.8%
Houston, TX	3,350		6.6%	95.0%	95.4%	(0.4%)	820	809	1.4%
SE Florida	2,520		9.1%	95.8%	95.4%	0.4%	1,451	1,462	(0.7%)
Charlotte, NC	3,286		8.0%	94.6%	94.7%	(0.1%)	921	922	(0.1%)
Orlando, FL	3,296		6.9%	95.0%	93.7%	1.3%	877	886	(1.0%)
Atlanta, GA	3,202		7.3%	94.7%	94.7%	0.0%	912	908	0.4%
Denver, CO	1,851		4.6%	96.0%	96.0%	0.0%	916	903	1.4%
Raleigh, NC	2,220		4.7%	94.8%	94.4%	0.4%	783	777	0.8%
Phoenix, AZ	1,441		3.2%	92.2%	93.6%	(1.4%)	883	902	(2.1%)
Austin, TX	1,645		3.0%	95.7%	95.0%	0.7%	813	812	0.1%
Other	696		1.9%	95.8%	95.8%	0.0%	993	979	1.3%

Total Same Property	41,011		100.0%	94.9%	94.6%	0.3%	$966	$966	0.0%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2007, excluding properties held for sale and communities under redevelopment.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

			"SAME PROPERTY"
CAMDEN			YEAR TO DATE COMPARISONS
			September 30, 2008
			(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Year to Date Results (a)	2008	2007	Growth	2008	2007	Growth	2008	2007	Growth

D.C. Metro	$35,999	$35,728	0.8%	$10,470	$9,734	7.6%	$25,529	$25,994	(1.8%)
Las Vegas, NV	24,137	23,972	0.7%	8,252	7,843	5.2%	15,885	16,129	(1.5%)
Los Angeles/Orange County, CA	27,183	25,965	4.7%	7,991	7,611	5.0%	19,192	18,354	4.6%
San Diego/Inland Empire, CA	11,921	11,578	3.0%	4,458	4,262	4.6%	7,463	7,316	2.0%
Tampa, FL	35,850	36,377	(1.4%)	16,162	15,943	1.4%	19,688	20,434	(3.7%)
Dallas, TX	33,236	32,316	2.8%	15,684	15,493	1.2%	17,552	16,823	4.3%
Houston, TX	25,880	24,824	4.3%	10,639	10,471	1.6%	15,241	14,353	6.2%
SE Florida	34,765	35,075	(0.9%)	13,345	13,134	1.6%	21,420	21,941	(2.4%)
Charlotte, NC	29,171	28,421	2.6%	10,659	9,966	7.0%	18,512	18,455	0.3%
Orlando, FL	27,219	27,839	(2.2%)	10,493	10,531	(0.4%)	16,726	17,308	(3.4%)
Atlanta, GA	27,669	26,928	2.8%	10,575	10,144	4.2%	17,094	16,784	1.8%
Denver, CO	16,322	15,608	4.6%	5,286	5,022	5.3%	11,036	10,586	4.3%
Raleigh, NC	17,325	16,633	4.2%	6,314	6,035	4.6%	11,011	10,598	3.9%
Phoenix, AZ	12,204	12,488	(2.3%)	4,346	4,083	6.4%	7,858	8,405	(6.5%)
Austin, TX	13,214	12,559	5.2%	6,133	5,861	4.6%	7,081	6,698	5.7%
Other	6,516	6,369	2.3%	2,320	2,308	0.5%	4,196	4,061	3.3%

Total Same Property	$378,611	$372,680	1.6%	$143,127	$138,441	3.4%	$235,484	$234,239	0.5%

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Year to Date Results (a)	Included		Contribution (a)	2008	2007	Change	2008	2007	Change

D.C. Metro	2,663		10.8%	95.9%	95.6%	0.3%	$1,453	$1,456	(0.2%)
Las Vegas, NV	2,889		6.7%	94.6%	95.3%	(0.7%)	865	873	(1.0%)
Los Angeles/Orange County, CA	1,770		8.1%	94.4%	93.2%	1.2%	1,660	1,641	1.1%
San Diego/Inland Empire, CA	846		3.2%	94.7%	93.7%	1.0%	1,526	1,527	(0.0%)
Tampa, FL	4,613		8.4%	94.0%	94.3%	(0.3%)	789	826	(4.5%)
Dallas, TX	4,723		7.4%	93.2%	94.2%	(1.0%)	722	711	1.6%
Houston, TX	3,350		6.5%	95.1%	95.0%	0.1%	809	784	3.2%
SE Florida	2,520		9.1%	95.2%	95.6%	(0.4%)	1,462	1,473	(0.7%)
Charlotte, NC	3,286		7.9%	94.0%	95.6%	(1.6%)	923	911	1.3%
Orlando, FL	3,296		7.1%	94.2%	93.3%	0.9%	885	919	(3.8%)
Atlanta, GA	3,202		7.3%	94.3%	94.7%	(0.4%)	910	902	0.9%
Denver, CO	1,851		4.7%	95.5%	95.6%	(0.1%)	905	869	4.2%
Raleigh, NC	2,220		4.7%	94.4%	94.1%	0.3%	780	774	0.7%
Phoenix, AZ	1,441		3.3%	93.0%	94.3%	(1.3%)	901	931	(3.2%)
Austin, TX	1,645		3.0%	94.9%	94.8%	0.1%	812	796	1.9%
Other	696		1.8%	94.9%	94.3%	0.6%	978	966	1.3%

Total Same Property	41,011		100.0%	94.4%	94.6%	(0.2%)	$966	$967	(0.1%)

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2007, excluding properties held for sale and communities under redevelopment.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

CAMDEN	JOINT VENTURE OPERATIONS
	(In thousands, except per share and property data amounts)

Company's Pro-rata Share of Joint Venture Operations:
(Unaudited)
	Three Months Ended			Nine Months Ended
	September 30,			September 30,
OPERATING DATA (a)	2008	2007		2008	2007
Property Revenues
Rental revenues	$6,202	$5,475		$17,583	$15,415
Other property revenues	1,050	683		2,554	1,807
Total property revenues	7,252	6,158		20,137	17,222

Property Expenses
Property operating and maintenance	2,292	2,106		6,254	5,141
Real estate taxes	743	535		1,985	1,463
Total property expenses	3,035	2,641		8,239	6,604

Net Operating Income (NOI)	4,217	3,517		11,898	10,618

Other expenses
Interest	2,417	2,014		6,725	5,469
Depreciation and amortization	1,969	1,615		5,252	3,987
Other	92	35		703	90
Total other expenses	4,478	3,664		12,680	9,546

Equity in income (loss) of joint ventures	($261)	($147)		($782)	$1,072

	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
	2008	2008	2008	2007	2007
BALANCE SHEET DATA (b)
Real estate assets, net	$1,175,672	$1,114,297	$1,092,409	$1,075,437	$1,063,675
Cash and other assets, net	58,482	49,838	34,014	23,762	26,621
Total assets	1,234,154	1,164,135	1,126,423	1,099,199	1,090,296

Notes payable	967,930	918,377	897,178	883,972	859,786
Notes payable due to Camden	56,748	52,405	51,086	50,358	47,406
Other liabilities	27,716	20,067	17,327	15,144	17,013
Total liabilities	1,052,394	990,849	965,591	949,474	924,205

Members' equity	181,760	173,286	160,832	149,725	166,091
Total liabilities and members' equity	$1,234,154	$1,164,135	$1,126,423	$1,099,199	$1,090,296

Camden's equity investment	$15,663	$14,773	$12,526	$8,466	$12,243
Distributions in excess of investment in joint ventures	($27,977)	($26,022)	($25,065)	($23,653)	($20,867)

Camden's pro-rata share of debt	$248,889	$236,590	$226,828	$222,278	$210,476

PROPERTY DATA (end of period)
Total operating properties	40	37	37	37	37
Total operating apartment homes	12,011	10,960	10,960	10,960	10,960
Pro rata share of operating apartment homes	2,443	2,153	2,153	2,153	2,153
Total development properties	4	5	5	4	4
Total development apartment homes	1,126	1,605	1,605	1,257	1,257
Pro rata share of development apartment homes	303	447	447	377	377

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Balance sheet and property data reported at 100%.

CAMDEN							CURRENT DEVELOPMENT PIPELINE

(Unaudited)

DEVELOPMENT PIPELINE AS OF SEPTEMBER 30, 2008 ($ in millions)

							Estimated/Actual Dates for
		Total	Total	Cost		Construction	Initial	Construction	Stabilized	As of 10/26/2008
Completed Communities		Homes	Budget	to Date		Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Royal Oaks	236	$22.0	$21.0		2Q05	2Q06	3Q06	4Q08	95%	87%
	Houston, TX
2.	Camden Potomac Yard	378	110.0	104.4		1Q05	3Q07	2Q08	2Q09	74%	70%
	Arlington, VA
3.	Camden Summerfield	291	68.0	62.4		2Q06	4Q07	2Q08	1Q09	73%	67%
	Landover, MD
4.	Camden Orange Court	261	49.0	45.4		2Q06	1Q08	2Q08	1Q09	57%	56%
	Orlando, FL

Total Completed Communities		1,166	$249.0	$233.2						74%	70%

							Estimated/Actual Dates for
		Total	Total	Cost	Amount	Construction	Initial	Construction	Stabilized	As of 10/26/2008
Development Communities		Homes	Budget	to Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied

UNDER CONSTRUCTION
5.	Camden Dulles Station	366	$77.0	$69.9	$26.9	1Q06	2Q08	4Q08	3Q09	42%	38%
	Oak Hill, VA
6.	Camden Cedar Hills (a)	208	27.0	23.2	0.5	2Q07	2Q08	4Q08	1Q09	71%	67%
	Austin, TX
7.	Camden Whispering Oaks	274	30.0	25.1	6.0	3Q07	2Q08	4Q08	2Q09	61%	53%
	Houston, TX
8.	Camden Travis Street (b)	253	39.0	6.0	6.0	3Q08	4Q09	1Q10	3Q10
	Houston, TX
										55%	50%
Total Development Communities		1,101	$173.0	$124.2	$39.4

Additional land held for development (c)					283.9

Total Properties Under Development (per Balance Sheet)					$323.3

NOI CONTRIBUTION FROM NON STABILIZED COMMUNITIES ($ in millions)
								Total Cost	3Q08 NOI
Development Communities stabilized at quarter end								$51.6	$0.9
Completed Communities in lease-up								233.2	0.9
Development Communities								124.2	0.4
	Total Development NOI Contribution							$409.0	$2.2

(a) Formerly known as Camden Circle C.
(b) Camden Travis Street, formerly known as Camden Sutherland, is owned in a fully consolidated joint venture, of which Camden retains a 25% ownership.
(c) Please refer to the future development pipeline summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN		JOINT VENTURE DEVELOPMENT PIPELINE

(Unaudited)

JOINT VENTURE DEVELOPMENT PIPELINE AS OF SEPTEMBER 30, 2008 ($ in millions)

							Estimated/Actual Dates for
		Total	Total	Cost	Amount	Construction	Initial	Construction	Stabilized	As of 10/26/2008
Joint Venture Camden Developed Communities		Homes	Budget	to Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied

COMPLETED COMMUNITIES
1.	Camden College Park	508	$139.9	$125.4		3Q06	4Q07	3Q08	4Q09	61%	61%
	College Park, MD
2.	Camden Main & Jamboree	290	115.0	110.8		3Q04	4Q07	3Q08	4Q08	81%	81%
	Irvine, CA

UNDER CONSTRUCTION
3.	Camden Amber Oaks	348	40.0	24.7	21.8	4Q07	4Q08	2Q09	3Q10	4%	2%
	Austin, TX

Total Joint Venture Camden Developed Communities		1,146	$294.9	$260.9	$21.8

					Camden	Camden	Estimated/Actual Dates for
		Total	Total	Cost	Equity	Mezzanine	Construction	Stabilized
Joint Venture Third Party Developed Communities		Homes	Budget	to Date	Invested	Invested	Start	Operations

UNDER CONSTRUCTION
1.	Braeswood Place	340	$48.6	$35.4	$1.4	$8.3	1Q07	4Q09
	Houston, TX
2.	Belle Meade	119	33.2	16.7	1.0	5.6	4Q07	4Q09
	Houston, TX

PREDEVELOPMENT
3.	Lakes at 610	319	40.0	6.1	1.1	2.8	1Q09	2Q11
	Houston, TX

Total Joint Venture Third Party Developed Communities		778	$121.8	$58.2	$3.5	$16.7

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN		FUTURE DEVELOPMENT PIPELINE
		& LAND HELD FOR SALE

(Unaudited)

DEVELOPMENT PIPELINE AS OF SEPTEMBER 30, 2008 ($ in millions)

		Projected	Estimated	Cost
PIPELINE COMMUNITIES (a)		Homes	Budget	to Date

PRE CONSTRUCTION
1.	Camden Montague	192	$33.0	$7.6
	Tampa, FL
2.	Camden South Capitol	276	110.0	26.1
	Washington, DC
3.	Camden Lake Nona	432	70.0	21.1
	Orlando, FL
4.	Camden Noma I	313	150.0	24.4
	Washington, DC
5.	Camden Lincoln Station	271	60.0	7.3
	Denver, CO
6.	Camden Deer Springs	428	85.0	19.4
	Las Vegas, NV
7.	Camden North Lamar	290	55.0	8.4
	Austin, TX
8.	Camden McGowen Station	237	48.0	10.6
	Houston, TX
9.	Camden Highlands	400	80.0	13.2
	Broomfield, CO

PRE DEVELOPMENT
10.	Camden Summerfield II	187	55.0	18.5
	Landover, MD
11.	Camden Selma and Vine	306	250.0	37.9
	Hollywood, CA
12.	Camden City Centre II	239	40.0	7.7
	Houston, TX
13.	Camden Amber Oaks II	244	30.0	4.0
	Austin, TX
14.	Camden Noma II	400	192.0	29.5
	Washington, DC
15.	Camden Andrau	601	57.0	8.8
	Houston, TX
16.	Camden Countryway	348	60.0	15.8
	Tampa, FL
17.	Camden Celebration	438	75.0	14.9
	Orlando, FL

Subtotal Development Pipeline		5,602	$1,450.0	$275.2

Other (b)				8.7

Total Development Pipeline				$283.9

				Current
LAND HELD FOR SALE AS OF SEPTEMBER 30, 2008 ($ in millions)			Acres	Book Value
1.	Southeast Florida		2.2	$7.4
2.	Dallas		2.4	1.8

Total Land Parcels Held For Sale:			4.6	$9.2

(a) Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.

(b) Includes land holdings no longer under active development and predevelopment costs incurred in pursuit of new developments for which future development is probable.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN		REDEVELOPMENT SUMMARY

(Unaudited)

REDEVELOPMENT SUMMARY AS OF SEPTEMBER 30, 2008 ($ in millions)

			Homes			Estimated/Actual Dates for
		Total	Redeveloped	Total	Cost	Redevelopment	Redevelopment	Project	3Q08 Average
Completed Communities		Homes	To Date	Budget	to Date	Start	Completion	Restabilization	% Occupied
1.	Camden Breakers	288	288	$1.2	$1.0	4Q06	2Q08	2Q08	94%
	Corpus Christi, TX
2.	Camden Canyon	200	200	2.9	3.1	1Q07	2Q08	3Q08	96%
	Las Vegas, NV
3.	Camden Del Mar	560	560	8.7	9.0	1Q07	3Q08	3Q08	91%
	Las Vegas, NV
4.	Camden Fairways	320	320	5.3	5.7	1Q07	2Q08	3Q08	93%
	Henderson, NV
5.	Camden Glen Lakes	424	424	7.0	7.2	4Q06	1Q08	2Q08	94%
	Dallas, TX
6.	Camden Providence Lakes	260	260	2.3	2.3	4Q06	1Q08	2Q08	94%
	Brandon, FL
7.	Camden Touchstone	132	132	1.3	1.1	4Q06	1Q08	2Q08	94%
	Charlotte, NC
8.	Camden Vanderbilt	894	894	8.2	7.5	4Q06	2Q08	3Q08	94%
	Houston, TX
9.	Camden Westshore	278	278	1.8	1.8	4Q06	1Q08	2Q08	92%
	Tampa, FL

Total Completed Communities		3,356	3,356	$38.7	$38.7				93%

			Homes			Estimated/Actual Dates for
		Total	Redeveloped	Total	Cost	Redevelopment	Redevelopment	Project	3Q08 Average
Communities Under Redevelopment		Homes	To Date	Budget	to Date	Start	Completion	Restabilization	% Occupied
1.	Camden Foxcroft	156	129	$1.4	$1.2	4Q07	1Q09	2Q09	90%
	Charlotte, NC
2.	Camden Valley Park	516	69	5.5	0.6	2Q08	1Q10	2Q10	91%
	Irving, TX

Total Communities Under Redevelopment		672	198	$6.9	$1.8				91%

Total Redevelopment Communities		4,028	3,554	$45.6	$40.5				93%

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN	NOTES RECEIVABLE SUMMARY

(Unaudited)

NOTES RECEIVABLE AS OF SEPTEMBER 30, 2008 ($ in thousands)

			09/30/08	09/30/08	06/30/08
			Total	Note	Note
Location	Current Property Type	Current Status	Homes	Balance	Balance
Irvine, CA	Multifamily	Completed in Lease-Up	290	$22,397	$21,799
Houston, TX	Multifamily	Stable/Development/Predevelopment	1,150	34,537	31,365
College Park, MD	Multifamily	Completed in Lease-Up	508	9,088	8,774
Charlotte, NC	Multifamily	Land Under Contract	-	929	621

Total Notes Receivable:			1,948	$66,951	$62,559

Weighted Average Interest Rate Recognized:				8.3%	10.1%

CAMDEN		ACQUISITIONS & DISPOSITIONS

(Unaudited)

2008 ACQUISITION/DISPOSITION ACTIVITY
				Apartment Homes/
Dispositions		Location	Property Type	Retail Square Feet	Year Built	Closing Date
1.	Retail Center	Las Vegas, NV	Retail	4,100 square feet	N/A	02/05/08
2.	Camden Ridgeview	Austin, TX	Multifamily	167	1984	02/28/08
3.	Oasis Sands	Las Vegas, NV	Multifamily	48	1994	05/29/08
4.	Camden Towne Village	Mesquite, TX	Multifamily	188	1983	06/24/08
5.	Camden Lakeview	Irving, TX	Multifamily	476	1985	07/15/08
6.	Camden Arbors	Westminster, CO	Multifamily	358	1986	07/24/08
7.	Camden Briar Oaks	Austin, TX	Multifamily	430	1980	07/24/08
8.	Camden Woodview	Austin, TX	Multifamily	283	1984	07/24/08
9.	Camden Place	Mesquite, TX	Multifamily	442	1984	09/04/08

Total Disposition Volume:		$141.7 million		2,392 apartment homes
				4,100 square feet of retail

				Apartment Homes/
Dispositions to Joint Ventures		Location	Property Type	Acreage	Year Built	Closing Date
1.	Camden Amber Oaks (a)	Austin, TX	Undeveloped Land	14.3 Acres	N/A	03/07/08
2.	Camden South Congress (b)	Austin, TX	Multifamily	253	2001	08/21/08

Total Disposition to Joint Ventures Volume:		$40.1 million ((a)(b))		253 apartment homes
				14.3 acres of undeveloped land

(a) Represents value of partnership interests for undeveloped land parcel sold on March 7, 2008.
(b) Represents value of partnership interests for multifamily asset sold on August 21, 2008.

CAMDEN		DEBT ANALYSIS
		(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF SEPTEMBER 30, 2008: (a)
					Weighted Average
	Future Scheduled Repayments			Percent	Interest Rate on
Year	Amortization	Maturities	Total	of Total	Maturing Debt
2008	$2,221	$0	$2,221	0.1%	N/A
2009	7,595	190,324	197,919	7.0%	5.0%
2010	6,835	445,677	452,512	16.0%	5.1%
2011	3,827	247,820	251,647	8.9%	6.5%
2012	2,692	769,541	772,233	27.3%	5.4%
2013	1,386	225,831	227,217	8.0%	5.4%
Thereafter	35,722	884,049	919,771	32.6%	5.2%
Total Maturing Debt	$60,278	$2,763,242	$2,823,520	100.0%	5.4%

Unsecured Line of Credit	0	0	0	0.0%	N/A
Total Debt	$60,278	$2,763,242	$2,823,520	100.0%	5.4%

Weighted Average Maturity of Debt		5.0 Years	(excluding line of credit)

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate
Floating rate debt		$219,910	7.8%	4.4%
Fixed rate debt		2,603,610	92.2%	5.4%
Total		$2,823,520	100.0%	5.4%

				Weighted Average
SECURED vs. UNSECURED DEBT:		Balance	% of Total	Interest Rate
Unsecured debt		$2,096,285	74.2%	5.5%
Secured debt		727,235	25.8%	4.9%
Total		$2,823,520	100.0%	5.4%

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate
Conventional fixed-rate mortgage debt		$507,325	69.8%	5.2%
Conventional variable-rate mortgage debt (b)		177,059	24.3%	4.2%
Tax exempt variable rate debt		42,851	5.9%	5.1%
Total		$727,235	100.0%	4.9%

REAL ESTATE ASSETS: (c)		Total Homes	% of Total	Total Cost	% of Total
Unencumbered real estate assets		40,703	79.0%	$4,328,594	78.4%
Encumbered real estate assets		10,808	21.0%	1,191,353	21.6%
Total		51,511	100.0%	$5,519,947	100.0%

	Ratio of unencumbered assets at cost to unsecured debt is 2.1 times

UNCONSOLIDATED, NON-RECOURSE DEBT:
Pro-Rata Share of Debt		$248,889
Weighted Average Interest Rate		5.1%

(a) Debt maturities exclude unsecured line of credit, which after all extensions matures in January 2011.
(b) Conventional variable-rate mortgage debt includes a variable-rate construction loan for Camden Travis Street with a $3.6MM balance at 9/30/08.
(c) Real estate assets include communities under development and exclude communities held through joint ventures.

CAMDEN					DEBT MATURITY ANALYSIS
					(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2009 and 2010:

	Future Scheduled Repayments				Weighted Average
		Secured	Unsecured		Interest Rate on
Quarter	Amortization	Maturities	Maturities	Total	Maturing Debt
1Q 2009	$2,136	$46,483	$40,000	$88,619	5.1%
2Q 2009	1,783	3,841	0	5,624	8.5%
3Q 2009	1,813	0	100,000	101,813	4.7%
4Q 2009	1,863	0	0	1,863	N/A
2009	$7,595	$50,324	$140,000	$197,919	5.0%

1Q 2010	$1,917	$0	$250,000	$251,917	4.4%
2Q 2010	1,893	0	0	1,893	N/A
3Q 2010	1,607	48,340	124,500	174,447	6.1%
4Q 2010	1,418	22,837	0	24,255	4.9%
2010	$6,835	$71,177	$374,500	$452,512	5.1%

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Gross Asset Value	≤	60%	50%	Yes

Secured Debt to Gross Asset Value	≤	40%	13%	Yes

Consolidated EBITDA to Total Fixed Charges	≥	150%	200%	Yes

Unencumbered Adjusted NOI to Unsecured Interest Expense	>	200%	232%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Total Asset Value	≤	60%	50%	Yes

Total Secured Debt to Total Asset Value	≤	40%	13%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	≥	150%	214%	Yes

Consolidated Income Available for Debt Service to Total	>	150%	229%	Yes
Annual Service Charges

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN			CAPITALIZED EXPENDITURES
		& MAINTENANCE EXPENSE
	(In thousands, except unit data)

(Unaudited)
	Third Quarter 2008 (a)
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.5 years	$3,406	$67	$1,038	$20
Appliances	9.2 years	548	11	187	4
Painting	-	-	-	1,937	38
Cabinetry/Countertops	10.0 years	249	5	-	-
Other	8.8 years	901	18	476	9
Exteriors
Painting	5.0 years	513	10	-	-
Carpentry	10.0 years	405	8	-	-
Landscaping	6.8 years	433	9	2,451	48
Roofing	20.0 years	366	7	95	2
Site Drainage	10.0 years	124	2	-	-
Fencing/Stair	10.0 years	199	4	-	-
Other (c)	8.7 years	845	17	3,141	62
Common Areas
Mech., Elec., Plumbing	9.7 years	1,139	22	1,002	20
Parking/Paving	5.0 years	280	6	-	-
Pool/Exercise/Facility	7.8 years	443	9	482	9

		$9,851	$195	$10,809	$212

Weighted Average Apartment Homes			50,877		50,877

	Year to Date 2008 (a)
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.5 years	$8,289	$161	$2,545	$49
Appliances	9.2 years	1,619	31	487	10
Painting	-	-	-	4,766	93
Cabinetry/Countertops	10.0 years	781	15	-	-
Other	8.8 years	2,567	50	1,306	25
Exteriors					-
Painting	5.0 years	1,180	23	-	-
Carpentry	10.0 years	1,060	21	-	-
Landscaping	6.8 years	1,627	32	8,008	156
Roofing	20.0 years	1,197	23	226	4
Site Drainage	10.0 years	271	5	-	-
Fencing/Stair	10.0 years	512	10	-	-
Other (c)	8.7 years	2,263	44	7,936	154
Common Areas
Mech., Elec., Plumbing	9.7 years	3,154	61	2,489	48
Parking/Paving	5.0 years	637	12	-	-
Pool/Exercise/Facility	7.8 years	1,996	39	1,133	22

		$27,153	$527	$28,896	$561

Weighted Average Apartment Homes			51,532		51,532

(a) Includes discontinued operations. Capitalized expenditures for discontinued operations were $161 and $675 for the three and nine months ended September 30, 2008. Maintenance expenses for discontinued operations were $182 and $886 for the same periods.

(b) of capitalized expenses for the three and nine months ended September 30, 2008
(c) Includes in part the following items: site/building repair, masonry/plaster, and general conditions. Costs recorded as repairs and maintenance exclude costs related to our trash removal rebilling program which were included as a component of repairs and maintenance in prior periods but are now included in utility costs during the periods.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income to FFO is provided below:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
Net income	$73,673	$11,852	$105,882	$67,481
Real estate depreciation and amortization from continuing operations	43,191	40,515	126,696	115,741
Real estate depreciation from discontinued operations	68	1,005	1,910	4,789
Adjustments for unconsolidated joint ventures	1,889	1,641	5,143	3,952
Income from continuing operations allocated to common units	884	1,051	3,044	2,835
Income from discontinued operations allocated to common units	-	219	-	5,008
(Gain) loss on sale of operating properties, net of taxes	(1,823)	-	(2,929)	1,184
(Gain) on sale of discontinued operations	(65,599)	-	(80,265)	(30,976)
Funds from operations - diluted	$52,283	$56,283	$159,481	$170,014

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted	56,008	58,993	55,889	59,634
FFO diluted	58,561	61,978	58,572	62,634

Net income per common share - diluted	$1.32	$0.20	$1.89	$1.13
FFO per common share - diluted	$0.89	$0.91	$2.72	$2.71

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income (EPS). A reconciliation of the ranges provided for expected net income per diluted share to expected
FFO per diluted share is provided below:
	4Q08 Range		2008 Range
	Low	High	Low	High

Expected net income per share - diluted	$0.06	$0.10	$1.95	$1.99
Expected difference between EPS and fully diluted FFO shares	(0.01)	(0.01)	(0.09)	(0.09)
Expected real estate depreciation	0.75	0.75	2.94	2.94
Expected adjustments for unconsolidated joint ventures	0.03	0.03	0.12	0.12
Expected income allocated to common units	0.02	0.02	0.07	0.07
Expected (gain) on sale of properties and properties held for sale	0.00	0.00	(1.42)	(1.42)
Expected FFO per share - diluted	$0.85	$0.89	$3.57	$3.61

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
	DEFINITIONS & RECONCILIATIONS
	(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers
NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income to net operating income is provided below:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
Net income	$73,673	$11,852	$105,882	$67,481
Fee and asset management income	(2,350)	(1,765)	(6,893)	(6,571)
Interest and other income	(1,234)	(2,008)	(3,659)	(5,380)
Income (loss) on deferred compensation plans	10,550	(1,261)	19,730	(8,402)
Property management expense	5,007	4,448	15,188	13,976
Fee and asset management expense	1,198	971	4,619	3,402
General and administrative expense	7,513	8,110	23,887	24,076
Interest expense	32,838	27,599	98,697	84,403
Depreciation and amortization	44,086	41,444	129,349	118,077
Amortization of deferred financing costs	798	905	2,121	2,712
Expense (benefit) on deferred compensation plans	(10,550)	1,261	(19,730)	8,402
(Gain) loss on sale of properties, including land	(1,823)	-	(2,929)	-
Gain on early retirement of debt	(2,440)	-	(4,738)	-
Equity in income (loss) of joint ventures	261	147	782	(1,072)
Distributions on perpetual preferred units	1,750	1,750	5,250	5,250
Income allocated to common units and other minority interests	1,005	1,225	3,400	3,355
Income tax expense	83	353	516	2,574
Income from discontinued operations	(150)	(3,145)	(2,713)	(9,772)
Gain on sale of discontinued operations	(65,599)	-	(80,275)	(30,976)
Income from discontinued operations allocated to common units	-	219	-	5,008
Net Operating Income (NOI)	$94,616	$92,105	$288,484	$276,543

"Same Property" Communities	$76,865	$77,121	$235,484	$234,239
Non-"Same Property" Communities	9,779	7,913	28,650	20,934
Development and Lease-Up Communities	1,304	18	1,566	(108)
Redevelopment Communities	7,119	6,159	20,471	18,954
Dispositions / Other	(451)	894	2,313	2,524
Net Operating Income (NOI)	$94,616	$92,105	$288,484	$276,543

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued
operations, excluding equity in income of joint ventures, gain on sale of real estate assets, and income allocated to minority interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income to EBITDA is provided below:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
Net income	$73,673	$11,852	$105,882	$67,481
Interest expense	32,924	27,853	99,163	85,159
Amortization of deferred financing costs	798	905	2,121	2,712
Depreciation and amortization	44,086	41,444	129,349	118,077
Distributions on perpetual preferred units	1,750	1,750	5,250	5,250
Income allocated to common units and other minority interests	1,005	1,225	3,400	3,355
Income tax expense	83	353	516	2,574
Real estate depreciation and amortization from discontinued operations	70	1,014	1,927	4,813
(Gain) loss on sale of properties, including land	(1,823)	-	(2,929)	-
Gain on early retirement of debt	(2,440)	-	(4,738)	-
Equity in income(loss) of joint ventures	261	147	782	(1,072)
Gain on sale of discontinued operations	(65,599)	-	(80,275)	(30,976)
Income from discontinued operations allocated to common units	-	219	-	5,008
EBITDA	$84,788	$86,762	$260,448	$262,381

CAMDEN			OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Standard & Poors	BBB+	Negative
	Fitch	BBB+	Stable
	Moody's	Baa1	Stable

Estimated Future Dates:		Q4 '08	Q1 '09	Q2 '09	Q3 '09
Earnings release & conference call		Early Feb	Early May	Early Aug	Late Oct

Dividend Information - Common Shares:		Q1 '08	Q2 '08	Q3 '08
Declaration Date		03/14/08	06/16/08	09/15/08
Record Date		03/31/08	06/30/08	09/30/08
Payment Date		04/17/08	07/17/08	10/17/08
Distributions Per Share		$0.70	$0.70	$0.70

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's and other information, call 1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com

For questions contact:

Richard J. Campo		Chairman & Chief Executive Officer
D. Keith Oden		President
H. Malcolm Stewart		Chief Operating Officer
Dennis M. Steen		Chief Financial Officer
Kimberly A. Callahan		Vice President - Investor Relations

CAMDEN						COMMUNITY TABLE
					Community Statistics as of 9/30/08

(Unaudited)							3Q08 Avg
			Year Placed	Average	Apartment	3Q08 Avg	Market Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Copper Square	Phoenix	AZ	2000	786	332	93%	843	1.07
Camden Fountain Palms (1)	Peoria	AZ	1986/1996	1,050	192	90%	782	0.74
Camden Legacy	Scottsdale	AZ	1996	1,067	428	92%	963	0.90
Camden Pecos Ranch (1)	Chandler	AZ	2001	924	272	95%	819	0.89
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	92%	1,007	0.97
Camden Sierra (1)	Peoria	AZ	1997	925	288	92%	779	0.84
Camden Towne Center (1)	Glendale	AZ	1998	871	240	92%	761	0.87
Camden Vista Valley	Mesa	AZ	1986	923	357	91%	711	0.77
TOTAL ARIZONA	8	Properties		951	2,433	92%	843	0.89

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	93%	1,660	1.65
Camden Harbor View	Long Beach	CA	2004	975	538	95%	2,020	2.07
Camden Main and Jamboree (1) (2)	Irvine	CA	2008	1,011	290	Lease-up	1,845	1.83
Camden Martinique	Costa Mesa	CA	1986	794	714	95%	1,403	1.77
Camden Parkside (1)	Fullerton	CA	1972	836	421	94%	1,307	1.56
Camden Sea Palms	Costa Mesa	CA	1990	891	138	95%	1,610	1.81
Total Los Angeles/Orange County	6	Properties		904	2,481	94%	1,623	1.80

Camden Old Creek	San Marcos	CA	2007	1,037	350	93%	1,601	1.54
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	95%	1,555	1.62
Camden Tuscany	San Diego	CA	2003	896	160	98%	1,899	2.12
Camden Vineyards	Murrieta	CA	2002	1,053	264	93%	1,266	1.20
Total San Diego/Inland Empire	4	Properties		995	1,196	94%	1,551	1.56

TOTAL CALIFORNIA	10	Properties		934	3,677	94%	1,600	1.71

Camden Caley	Englewood	CO	2000	925	218	98%	901	0.97
Camden Centennial	Littleton	CO	1985	744	276	93%	708	0.95
Camden Denver West (1)	Golden	CO	1997	1,015	320	97%	1,089	1.07
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	97%	1,107	0.96
Camden Interlocken	Broomfield	CO	1999	1,022	340	98%	1,045	1.02
Camden Lakeway	Littleton	CO	1997	932	451	95%	920	0.99
Camden Pinnacle	Westminster	CO	1985	748	224	94%	686	0.92
TOTAL COLORADO	7	Properties		949	2,171	96%	941	0.99

Camden Ashburn Farms	Ashburn	VA	2000	1,062	162	95%	1,404	1.32
Camden Clearbrook	Frederick	MD	2007	1,048	297	95%	1,259	1.20
Camden College Park (1) (2)	College Park	MD	2008	942	508	Lease-up	1,522	1.62
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	98%	1,467	1.39
Camden Fairfax Corner	Fairfax	VA	2006	934	488	97%	1,549	1.66
Camden Fallsgrove	Rockville	MD	2004	996	268	98%	1,506	1.51
Camden Grand Parc	Washington	DC	2002	674	105	95%	2,245	3.33
Camden Lansdowne	Leesburg	VA	2002	1,006	690	98%	1,288	1.28
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	92%	1,631	1.59
Camden Monument Place	Fairfax	VA	2007	856	368	95%	1,441	1.68
Camden Potomac Yard (2)	Arlington	VA	2008	835	378	Lease-up	1,974	2.36
Camden Roosevelt	Washington	DC	2003	856	198	96%	2,207	2.58
Camden Russett	Laurel	MD	2000	992	426	97%	1,332	1.34
Camden Silo Creek	Ashburn	VA	2004	975	284	97%	1,238	1.27
Camden Summerfield (2)	Landover	MD	2008	957	291	Lease-up	1,541	1.61
Camden Westwind	Ashburn	VA	2006	1,036	464	97%	1,255	1.21
TOTAL DC METRO	16	Properties		968	5,702	96%	1,490	1.54

Camden Aventura	Aventura	FL	1995	1,108	379	94%	1,394	1.26
Camden Brickell	Miami	FL	2003	937	405	97%	1,463	1.56
Camden Doral	Miami	FL	1999	1,120	260	98%	1,485	1.33
Camden Doral Villas	Miami	FL	2000	1,253	232	97%	1,547	1.23
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	95%	1,677	1.61
Camden Plantation	Plantation	FL	1997	1,201	502	95%	1,319	1.10
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	96%	1,320	1.19
Total Southeast Florida	7	Properties		1,103	2,520	96%	1,451	1.32

Camden Club	Longwood	FL	1986	1,077	436	95%	885	0.82
Camden Hunter's Creek	Orlando	FL	2000	1,075	270	98%	996	0.93
Camden Lago Vista	Orlando	FL	2005	955	366	94%	930	0.97
Camden Landings	Orlando	FL	1983	748	220	95%	732	0.98
Camden Lee Vista	Orlando	FL	2000	937	492	93%	880	0.94
Camden Orange Court (2)	Orlando	FL	2008	812	261	Lease-up	1,270	1.58
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	94%	841	0.94
Camden Reserve	Orlando	FL	1990/1991	824	526	96%	771	0.94
Camden World Gateway	Orlando	FL	2000	979	408	97%	1,005	1.03
Total Orlando	9	Properties		928	3,557	95%	906	0.98

CAMDEN					COMMUNITY TABLE
					Community Statistics as of 9/30/08

(Unaudited)							3Q08 Avg
			Year Placed	Average	Apartment	3Q08 Avg	Market Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Bay	Tampa	FL	1997/2001	943	760	94%	836	0.89
Camden Bay Pointe	Tampa	FL	1984	771	368	95%	711	0.92
Camden Bayside	Tampa	FL	1987/1989	748	832	94%	749	1.00
Camden Citrus Park	Tampa	FL	1985	704	247	94%	686	0.98
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	93%	697	0.95
Camden Lakeside	Brandon	FL	1986	729	228	93%	750	1.03
Camden Live Oaks	Tampa	FL	1990	1,093	770	95%	785	0.72
Camden Preserve	Tampa	FL	1996	942	276	94%	1,051	1.12
Camden Providence Lakes	Brandon	FL	1996	1,024	260	94%	894	0.87
Camden Royal Palms	Brandon	FL	2006	1,017	352	87%	946	0.93
Camden Westshore	Tampa	FL	1986	728	278	92%	835	1.15
Camden Woods	Tampa	FL	1986	1,223	444	95%	836	0.68
Total Tampa/St. Petersburg	12	Properties		897	5,503	94%	800	0.89

TOTAL FLORIDA	28	Properties		951	11,580	95%	974	1.02

Camden Brookwood	Atlanta	GA	2002	912	359	94%	998	1.09
Camden Dunwoody	Atlanta	GA	1997	1,007	324	94%	941	0.93
Camden Deerfield	Alpharetta	GA	2000	1,187	292	94%	957	0.81
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	95%	1,039	1.11
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	97%	882	0.86
Camden River	Duluth	GA	1997	1,103	352	96%	884	0.80
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	96%	859	0.75
Camden St. Clair	Atlanta	GA	1997	999	336	95%	981	0.98
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	94%	764	0.76
Camden Sweetwater	Lawrenceville	GA	2000	1,151	308	92%	794	0.69
TOTAL GEORGIA	10	Properties		1,042	3,202	95%	912	0.87

Camden Brookside (1)	Louisville	KY	1987	732	224	97%	632	0.86
Camden Meadows (1)	Louisville	KY	1987/1990	746	400	95%	663	0.89
Camden Oxmoor (1)	Louisville	KY	2000	903	432	96%	800	0.89
Camden Prospect Park (1)	Louisville	KY	1990	916	138	97%	743	0.81
TOTAL KENTUCKY	4	Properties		820	1,194	96%	716	0.87

Camden Passage (1)	Kansas City	MO	1989/1997	834	596	95%	700	0.84
Total Kansas City	1	Property		834	596	95%	700	0.84

Camden Cedar Lakes (1)	Lake St. Louis	MO	1986	852	420	92%	635	0.75
Camden Cove West (1)	Creve Coeur	MO	1990	828	276	98%	843	1.02
Camden Cross Creek (1)	St. Louis	MO	1973/1980	947	591	95%	762	0.80
Camden Westchase (1)	St. Louis	MO	1986	945	160	97%	849	0.90
Total St. Louis	4	Properties		896	1,447	95%	750	0.84

TOTAL MISSOURI	5	Properties		878	2,043	95%	736	0.84

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	96%	878	0.93
Camden Breeze	Las Vegas	NV	1989	846	320	96%	848	1.00
Camden Canyon (3)	Las Vegas	NV	1995	987	200	96%	989	1.00
Camden Commons	Henderson	NV	1988	936	376	94%	886	0.95
Camden Cove	Las Vegas	NV	1990	898	124	96%	855	0.95
Camden Del Mar (3)	Las Vegas	NV	1995	986	560	91%	1,046	1.06
Camden Fairways (3)	Henderson	NV	1989	896	320	93%	1,014	1.13
Camden Hills	Las Vegas	NV	1991	439	184	96%	630	1.43
Camden Legends	Henderson	NV	1994	792	113	94%	907	1.15
Camden Palisades	Las Vegas	NV	1991	905	624	96%	890	0.98
Camden Pines (1)	Las Vegas	NV	1997	982	315	97%	937	0.95
Camden Pointe	Las Vegas	NV	1996	983	252	96%	916	0.93
Camden Summit (1)	Henderson	NV	1995	1,187	234	98%	1,211	1.02
Camden Tiara (1)	Las Vegas	NV	1996	1,043	400	97%	989	0.95
Camden Vintage	Las Vegas	NV	1994	978	368	94%	847	0.87
Oasis Bay (1)	Las Vegas	NV	1990	876	128	97%	875	1.00
Oasis Crossing (1)	Las Vegas	NV	1996	983	72	97%	886	0.90
Oasis Emerald (1)	Las Vegas	NV	1988	873	132	96%	779	0.89
Oasis Gateway (1)	Las Vegas	NV	1997	1,146	360	97%	947	0.83
Oasis Island (1)	Las Vegas	NV	1990	901	118	93%	733	0.81
Oasis Landing (1)	Las Vegas	NV	1990	938	144	97%	810	0.86
Oasis Meadows (1)	Las Vegas	NV	1996	1,031	383	96%	873	0.85
Oasis Palms (1)	Las Vegas	NV	1989	880	208	93%	822	0.93
Oasis Pearl (1)	Las Vegas	NV	1989	930	90	98%	792	0.85
Oasis Place (1)	Las Vegas	NV	1992	440	240	98%	593	1.35
Oasis Ridge (1)	Las Vegas	NV	1984	391	477	90%	554	1.42
Oasis Sierra (1)	Las Vegas	NV	1998	923	208	95%	923	1.00
Oasis Springs (1)	Las Vegas	NV	1988	838	304	94%	754	0.90
Oasis Vinings (1)	Las Vegas	NV	1994	1,152	234	93%	863	0.75
TOTAL NEVADA	29	Properties		903	8,016	95%	873	0.97

CAMDEN					COMMUNITY TABLE
					Community Statistics as of 9/30/08

(Unaudited)							3Q08 Avg
			Year Placed	Average	Apartment	3Q08 Avg	Market Rental Rates
	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Ballantyne	Charlotte	NC	1998	1,045	400	95%	889	0.85
Camden Cotton Mills	Charlotte	NC	2002	905	180	95%	1,283	1.42
Camden Dilworth	Charlotte	NC	2006	857	145	97%	1,210	1.41
Camden Fairview	Charlotte	NC	1983	1,036	135	96%	836	0.81
Camden Forest	Charlotte	NC	1989	703	208	93%	622	0.88
Camden Foxcroft (3)	Charlotte	NC	1979	940	156	90%	756	0.80
Camden Grandview	Charlotte	NC	2000	1,057	266	95%	1,392	1.32
Camden Habersham	Charlotte	NC	1986	773	240	95%	656	0.85
Camden Park Commons	Charlotte	NC	1997	861	232	92%	707	0.82
Camden Pinehurst	Charlotte	NC	1967	1,147	407	92%	788	0.69
Camden Sedgebrook	Charlotte	NC	1999	972	368	97%	802	0.83
Camden Simsbury	Charlotte	NC	1985	874	100	96%	775	0.89
Camden South End Square	Charlotte	NC	2003	882	299	93%	1,162	1.32
Camden Stonecrest	Charlotte	NC	2001	1,098	306	96%	944	0.86
Camden Touchstone	Charlotte	NC	1986	899	132	94%	769	0.86
Total Charlotte	15	Properties		961	3,574	95%	908	0.94

Camden Crest	Raleigh	NC	2001	1,013	438	96%	774	0.76
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	95%	846	0.81
Camden Lake Pine	Apex	NC	1999	1,066	446	95%	798	0.75
Camden Manor Park	Raleigh	NC	2006	966	484	96%	839	0.87
Camden Overlook	Raleigh	NC	2001	1,060	320	96%	879	0.83
Camden Reunion Park	Apex	NC	2000/2004	972	420	92%	687	0.71
Camden Westwood	Morrisville	NC	1999	1,027	354	94%	759	0.74
Total Raleigh	7	Properties		1,017	2,704	95%	793	0.78

TOTAL NORTH CAROLINA	22	Properties		985	6,278	95%	859	0.87

Camden Valleybrook	Chadds Ford	PA	2002	992	352	97%	1,327	1.34
TOTAL PENNSYLVANIA	1	Property		992	352	97%	1,327	1.34

Camden Gaines Ranch	Austin	TX	1997	955	390	95%	985	1.03
Camden Huntingdon	Austin	TX	1995	903	398	96%	767	0.85
Camden Laurel Ridge	Austin	TX	1986	702	183	94%	625	0.89
Camden Ridgecrest	Austin	TX	1995	855	284	96%	687	0.80
Camden South Congress (1)	Austin	TX	2001	975	253	91%	1,383	1.42
Camden Stoneleigh	Austin	TX	2001	908	390	97%	870	0.96
Total Austin	6	Properties		898	1,898	95%	889	0.99

Camden Breakers	Corpus Christi	TX	1996	868	288	94%	903	1.04
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	94%	650	0.84
Camden Miramar (4)	Corpus Christi	TX	1994-2004	482	778	69%	868	1.80
Total Corpus Christi	3	Properties		632	1,410	94%	822	1.30

Camden Addison (1)	Addison	TX	1996	942	456	95%	838	0.89
Camden Buckingham	Richardson	TX	1997	919	464	97%	806	0.88
Camden Centreport	Ft. Worth	TX	1997	911	268	95%	787	0.86
Camden Cimarron	Irving	TX	1992	772	286	96%	792	1.03
Camden Farmers Market	Dallas	TX	2001/2005	932	904	94%	928	0.99
Camden Gardens	Dallas	TX	1983	652	256	95%	562	0.86
Camden Glen Lakes	Dallas	TX	1979	877	424	94%	799	0.91
Camden Legacy Creek	Plano	TX	1995	831	240	97%	826	0.99
Camden Legacy Park	Plano	TX	1996	871	276	97%	860	0.99
Camden Oasis	Euless	TX	1986	548	602	88%	534	0.97
Camden Springs	Dallas	TX	1987	713	304	92%	591	0.83
Camden Valley Creek	Irving	TX	1984	855	380	94%	667	0.78
Camden Valley Park (3)	Irving	TX	1986	743	516	91%	663	0.89
Camden Valley Ridge	Irving	TX	1987	773	408	95%	593	0.77
Camden Westview	Lewisville	TX	1983	697	335	95%	619	0.89
Total Dallas/Ft. Worth	15	Properties		808	6,119	94%	735	0.91

CAMDEN						COMMUNITY TABLE
						Community Statistics as of 9/30/08

(Unaudited)								3Q08 Avg
				Year Placed	Average	Apartment	3Q08 Avg	Market Rental Rates
Community Name		City	State	in Service	Size	Homes	Occupancy	Per HomePer Sq. Ft.

	Camden Baytown	Baytown	TX	1999	844	272	95%	880	1.04
	Camden City Centre	Houston	TX	2007	932	379	97%	1,318	1.41
	Camden Creek	Houston	TX	1984	639	456	93%	594	0.93
	Camden Greenway	Houston	TX	1999	861	756	97%	1,031	1.20
	Camden Holly Springs (1)	Houston	TX	1999	934	548	94%	923	0.99
	Camden Midtown	Houston	TX	1999	844	337	97%	1,208	1.43
	Camden Oak Crest	Houston	TX	2003	870	364	96%	831	0.96
	Camden Park (1)	Houston	TX	1995	866	288	97%	799	0.92
	Camden Plaza (1)	Houston	TX	2007	915	271	94%	1,307	1.43
	Camden Royal Oaks (2)	Houston	TX	2006	923	236	Lease-up	1,064	1.15
	Camden Steeplechase	Houston	TX	1982	748	290	93%	634	0.85
	Camden Stonebridge	Houston	TX	1993	845	204	97%	841	0.99
	Camden Sugar Grove (1)	Stafford	TX	1997	921	380	96%	849	0.92
	Camden Vanderbilt (3)	Houston	TX	1996/1997	863	894	94%	1,164	1.35
	Camden West Oaks	Houston	TX	1982	726	671	93%	586	0.81
	Total Houston	15	Properties		843	6,346	95%	938	1.11

	TOTAL TEXAS	39	Properties		817	15,773	95%	843	1.03

TOTAL PROPERTIES		179	Properties		915	62,421	95%	$980	$1.07

(1)	Communities owned through investment in joint venture.
(2)	Completed communities in lease-up as of September 30, 2008 are excluded from total occupancy numbers.
(3)	Communities under redevelopment during 3Q08 are excluded from total occupancy numbers.
(4)	Miramar is a student housing community which is excluded from total occupancy numbers.